EXHIBIT 10.17

                           EDGE PETROLEUM CORPORATION
                               1997 INCENTIVE PLAN

                                     SPECIAL
                      NON-QUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT ("Agreement") is made as of the 3rd day of March, 1997 (the "Grant Date"), by and between EDGE PETROLEUM CORPORATION, a Delaware corporation (the "Company"), and JAMES D. CALAWAY (the "Grantee").

                  The Company has adopted the Edge Petroleum Corporation 1997 Incentive Plan (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees, directors and independent contractors of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

                  Pursuant to the Plan, the Committee, which has generally been assigned responsibility for administering the Plan, has determined that it would be in the interest of the Company and its stockholders to grant the options provided herein in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee's personal interest in the continued success and progress of the Company.

                  The Company and Grantee therefore agree as follows:

         1. Grant of Option. Subject to the terms and conditions herein, the Company grants to the Grantee during the period commencing on March 3, 1997 and expiring at 5 p.m. Houston, Texas time ("Close of Business") on March 3, 2007 (the "Option Term"), subject to earlier termination pursuant to Section 6 below, an option to purchase from the Company, at the price per share set forth on
Schedule 1 hereto (the "Option Price"), the number of shares of Company Common Stock ("Common Stock") set forth on said Schedule 1 (the "Option Shares"). The Option Price and Option Shares are subject to adjustment pursuant to Section 9 below. This option is as a "Nonqualified Stock Option" and is hereinafter referred to as the "Option".

         2. Conditions of Exercise. The Option is exercisable only in accordance with the conditions stated in this Section.

                  (a) Except as otherwise  provided in this  Subsection (a), the
         Option may only be  exercised  to the extent  the  Option  Shares  have
         become   available  for  purchase  in  accordance  with  the  following schedule:
                                                   Percentage of Option
                               Date            Shares Available for Purchase
                           ------------        -----------------------------
                           March 3, 1998                  20%
                           March 3, 1999                  40%
                           March 3, 2000                  60%
                           March 3, 2001                  80%
                           March 3, 2002                 100%

         Notwithstanding the foregoing, all Option Shares shall become available for purchase if Grantee's employment with the Company and its Subsidiaries (i) shall terminate by reason of (x) termination by the Company without Cause (as defined in Section 6 below), (y) termination by Grantee for Good Reason (as defined in Section 6 below) or (z) Disability (as defined in Section 6 below) or (ii) if Grantee dies while employed by the Company or a Subsidiary.

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                  (b) To the extent the Option becomes exercisable,  such Option may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Option Term or earlier termination thereof.

                  (c) All of the foregoing provisions of this Section 2 are subject to (i) the provisions of Section 6 below, addressing events that may result in early termination of the Option and (ii) the provisions of any written employment agreement between the Grantee and the Company or a Subsidiary that applies, by its terms, to this Agreement and that is in effect at the time its provisions would become operative with respect to this Agreement.

         3. Manner of Exercise. The Option shall be considered exercised (as to the number of Option Shares specified in the notice referred to in Subsection
(a) below) on the latest of (i) the date of exercise designated in the written notice referred to in Subsection (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:

                  (a) Written notice, in such form as the Committee may require, designating, among other things, the date of exercise and the number of Option Shares to be purchased;

                  b) If the Option is to be exercised, payment of the Option Price for each Option Share to be purchased in cash, Common Stock or in such other form (or combination of forms) of payment contemplated by
         Section 11 of the Plan as the Committee or the provisions of Section 11 of the Plan may permit; provided, however, that any shares of Common Stock delivered in payment of the Option Price that are or were the subject of an Employee Award must be shares that the Grantee has owned for a period of at least six months prior to the date of exercise; and

                  (c) Any other documentation that the Committee may reasonably require.

         4. Mandatory Withholding for Taxes. Grantee acknowledges and agrees that the Company shall deduct from the cash and/or shares of Common Stock otherwise payable or deliverable upon exercise of the Option an amount of cash and/or number of shares of Common Stock (valued at their Fair Market Value on the date of exercise) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee.

         5. Delivery by the Company. As soon as practicable after receipt of all items referred to in Section 3, and subject to the withholding referred to in
Section 4, the Company shall deliver to the Grantee certificates issued in Grantee's name for the number of Option Shares purchased by exercise of the Option. If delivery is by mail, delivery of shares of Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to the Grantee.

         6. Termination of Employment. Unless otherwise determined by the Committee in its sole discretion, the Option shall terminate, prior to the expiration of the Option Term, at the time specified below:


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                 (a) If Grantee terminates  employment with the Company and its
         Subsidiaries voluntarily without Good Reason (as defined below), then the Option shall terminate at the Close of Business on the first business day following the expiration of the 90-day period which began on the date of termination of Grantee's employment; or

                  (b) If Grantee's employment with the Company and its Subsidiaries is terminated by the Company or a Subsidiary for Cause (as defined below), then the Option shall terminate immediately upon such termination of Grantee's employment.

                  In any event in which the Option remains exercisable for a period of time following the date of termination of Grantee's employment, the Option may be exercised during such period of time only to the extent it was exercisable as provided in Section 2 on such date of termination of Grantee's employment. A change of employment is not a termination of employment within the meaning of this Section 6 provided that, after giving effect to such change, the Grantee continues to be an employee of the Company or any Subsidiary. Notwithstanding any period of time referenced in this Section 6 or any other provision of this Section that may be construed to the contrary, the Option shall in any event terminate upon the expiration of the Option Term.

                  "Cause" for purposes of the Agreement shall mean cause as defined in any written employment agreement between the Grantee and the Company or a Subsidiary in effect at the time of the Grantee's termination of employment or, in the absence of any such employment agreement, any of the following: (a) the Grantee is convicted of a felony involving moral turpitude, (b) the Grantee commits a willful serious act intending to enrich himself at the expense of the Company or any affiliated entity, or (c) the Grantee, in carrying out his duties and responsibilities under this Agreement, (i) is guilty of willful gross neglect, or (ii) voluntarily engages in conduct that results in material harm to the Company or any affiliated entity, unless such conduct was reasonably believed by the Grantee in good faith to be in the best interests of the Company.

                  "Disability" for purposes of the Agreement shall mean disability as defined in any written employment agreement between the Grantee and the Company or a Subsidiary in effect at the time of the Grantee's termination of employment or, in the absence of any such employment agreement, as determined by the Committee in good faith and/or pursuant to any long-term disability plan sponsored by the Company or applicable Subsidiary.

                  "Good Reason" for purposes of the Agreement shall mean (a) good reason as defined in any written employment agreement between the Grantee and the Company or a Subsidiary in effect at the time of the Grantee's termination of employment, (b) if such an agreement is then in effect and does not define "good reason" but contains a provision permitting the Grantee to voluntarily terminate employment, upon the occurrence of certain events, on terms substantially equal to those applicable to an involuntary termination without cause, "Good Reason" shall mean any of those events or (c) in the absence of any such employment agreement definition or provision, "Good Reason" shall be deemed to have occurred upon the happening of any of the following:

                  (i)      any reduction in Grantee's annual rate of salary;

                  (ii) either (x) a failure of the Company to continue in effect any employee benefit plan in which Grantee was participating or (y) the taking of any action by the Company that would adversely affect Grantee's participation in, or materially reduce Grantee's benefits under, any such employee benefit plan, unless such failure or such taking of any action adversely affects the senior members of the corporate management of the Company generally;

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

                  (iii) the assignment to Grantee of duties and responsibilities that are materially more oppressive or onerous than those attendant to Grantee's position immediately after the date hereof;

                  (iv) the relocation of the office location as assigned to Grantee by the Company to a location more than 20 miles from Grantee's current location without Grantee's consent; or

                  (v) the failure of the Company to obtain, prior to the time of any reorganization, merger, consolidation, disposition of all or substantially all of the assets of the Company or similar transaction effective after the date hereof, in which the Company is not the surviving person, the unconditional assumption in writing or by operation of law of the Company's obligations to Grantee under this Agreement by each direct successor to the Company in any such transaction.

                  All of the foregoing provisions of this Section 6 are subject to the provisions of any written employment agreement between the Grantee and the Company or a Subsidiary that is in effect at the time of the Grantee's termination of employment and that applies, by its terms, to this Agreement.

         7. Nontransferability of Option. During Grantee's lifetime, the Option is not transferable (voluntarily or involuntarily) other than pursuant to a domestic relations order and, except as otherwise required pursuant to a domestic relations order, is exercisable only by the Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the Option shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the Option shall pass by will or the laws of descent and distribution. Following Grantee's death, the Option, if otherwise exercisable, may be exercised by the person to whom such option passes accordingly to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.

         8. No Stockholder Rights. The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of Common Stock as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 15 of the Plan.

         9. Adjustments. As provided in Section 15 of the Plan, certain adjustments may be made to the Option upon the occurrence of events or circumstances described in Section 15 of the Plan.

         10.  Restrictions  Imposed by Law.  Without  limiting the generality of
Section 16 of the Plan, the Grantee agrees that Grantee will not exercise the Option and that the Company will not be obligated to deliver any shares of Common Stock, if counsel to the Company determines that such exercise, or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Option or the resulting delivery of shares of Common Stock to comply with any such law, rule, regulation or agreement.

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

         11. Notice. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be (a) delivered personally to the following address:

                                    Edge Petroleum Corporation
                                    Texaco Heritage Plaza
                                    1111 Bagby, Suite 2100
                                    Houston, Texas  77002

or (b) sent by first-class mail, postage prepaid and addressed as follows:

                                    Edge Petroleum Corporation
                                    c/o Corporate Secretary
                                    Texaco Heritage Plaza
                                    1111 Bagby, Suite 2100
                                    Houston, Texas  77002

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

         12. Amendment. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 6 of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

                  (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or
         (ii) to add to the  covenants  and  agreements  of the  Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby without the Grantee's consent, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and
                  (b) subject to Section 6 of the Plan and any required approval of the Company's stockholders, the Award evidenced by this Agreement may be canceled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the Option to the extent then exercisable without the Grantee's consent.

         13. Grantee Employment. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate the Grantee's employment at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Grantee and the Company or any Subsidiary.

         14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

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         15. Construction.  References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the Sections of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         16. Duplicate Originals. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         17. Rules by Committee. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.

         18. Entire Agreement. Subject to the provisions of any applicable written employment agreement between the Grantee and the Company or any Subsidiary, Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Option and replaces and makes null and void any prior agreements, oral or written, between Grantee and the Company regarding the Option.

         19. Grantee Acceptance. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

ATTEST:                              EDGE PETROLEUM CORPORATION


By: /S/Robert Thomas
--------------------------
Secretary                                         Name: /S/ John E. Calaway
                                                        -------------------
                                                 Title: Chief Executive Officer

                                              ACCEPTED:

                                                      /S/ James D. Calaway
                                                      ---------------------
                                                          James D. Calaway

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                    Schedule 1 to Non-Qualified Stock Option
                       Agreement dated as of March 3, 1997



                 Edge Petroleum Corporation 1997 Incentive Plan



Grantee:          James D. Calaway


Grant Date:       March 3, 1997


Option Price:     $16.50 per share


Option Shares:    116,940 shares of Common Stock, $.01 par value per share.

                Exhibit B to Non-Qualified Stock Option Agreement
                            dated as of March 3, 1997



                 Edge Petroleum Corporation 1997 Incentive Plan

                           Designation of Beneficiary


         I,  James D. Calaway (the "Grantee"), hereby declare

that upon my death ____________________________________ (the "Beneficiary") of
                                Name
______________________________________________________________________________,
  Street Address            City                 State            Zip Code

who is my _________________________________________________, shall be entitled
                           Relationship to Grantee

to the Option and all other rights accorded the Grantee by the above-referenced agreement (the "Agreement").

         It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

         It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.






 Date                                      /S/ James D. Calaway
                                          -----------------------------
                                              James D. Calaway, Grantee